UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

USA Zhimingde International Group Corporation

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-52072	62-1299374
(State of incorporation)	(Commission File Number)	(IRS Employer ID Number)

225 Broadway, Suite 910, New York, NY10007

(Address of Principal Executive Offices)

(212) 608 8858

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Control of Registrant

On March 7, 2013, USA Zhimingde International Group Corporation (the “Company”) dismissed the Company’s independent registered public accounting firm, Blanchfield, Meyer, Kober & Rizzo, LLP (the “BMK&R”) effective immediately. The dismissal was approved by the Board of Directors (the “Board”) of the Company.

In connection with the audits of the fiscal years ended December 31, 2011 and 2010 and through March 7, 2013, there were (i) no disagreements with BMK&R on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BMK&R would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report; (2) no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K except certain material weaknesses in the internal controls over financial reporting as disclosed in the Form 10-K for fiscal year ended December 31, 2012.

BMK&R’s report on the financial statements of the Company for the year ended December 31, 2011 and 2010 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except that both reports stated there is substantial doubt about the Company's ability to continue as a going concern on the financial statements of the Company for both the year ended December 31, 2011 and December 31, 2010.

The Company has provided BMK&R with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that BMK&R furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated March 7, 2013, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K.

On March 7, 2013, the Company engaged Marcum LLP as the Company’s independent registered public accountant effective immediately. The engagement was approved by the Board. Prior to March 7, 2013, the Company did not consult with Marcum LLP regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized BMK & R to respond fully to any inquiries of Marcum LLP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Blanchfield, Meyer, Kober & Rizzo, LLP dated March 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Zhimingde International Group Corporation

Dated: March 8, 2013	By:	/s/ Zhongquan Zou
	Name:	President, Chief Executive Officer,
	Title:	Chief Financial Officer and Director